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                                                                    Exhibit 10.2

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT is dated as of January 10, 2002, by and among Esslinger-Wooten-Maxwell, Inc. (the "Purchaser"), First Reserve, Inc. (the "Company") and Charles Manni (the "Seller").

     WHEREAS, the Purchaser wishes to purchase, and the Seller is willing to sell, 1,778,825 shares of the outstanding common stock of the Company (the "Shares") from the Seller in exchange for the Purchase Price (as herein defined), subject to the terms and conditions contained in this Agreement;

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the foregoing recitals are true and correct and further agree as follows:

     1. Purchase and Sale. On the Closing (as defined herein), the Seller shall sell, assign, transfer, convey and deliver the Shares to the Purchaser, free and clear of any and all liens, claims and encumbrances, and the Seller shall evidence such transaction by delivering to the Purchaser certificates for the Shares along with stock power(s) duly endorsed in blank, in the name of the Purchaser, with all applicable documentary stamp and/or transfer taxes paid by the Seller.

     2. Consideration. In consideration of the conveyance of the Shares to the Purchaser, at the Closing the Purchaser shall deliver to the Seller $3,500,000 (the "Purchase Price") in cash (by bank check or wire transfer of funds). The Purchaser shall also purchase an additional 127,059 shares of the common stock of the Company currently owned by the Seller for $250,000 in cash on or prior to the 30/th/ day following the Closing. In addition, the Purchaser shall purchase the balance of the shares of the common stock of the Company owned by the Seller (254,117 shares) for $500,000 in cash on or prior to June 30, 2002.

     3. Option. The Company hereby grants to the Seller an option (the "Option") to purchase up to 5% of the then-outstanding shares of common stock of the Company (the "Option Shares") at a purchase price equal to the product of 90% of the "fair market value" of one share of the Company's common stock times the amount of Option Shares, the total of which shall be payable in cash by the Seller to the Company upon delivery of such Option Shares. The Option shall be exercisable by the Seller on or before June 30, 2007, by notice in writing to the Company at the address set forth herein. As used in this Section, the term "fair market value" shall mean, (i) if the common stock of the Company is "publicly traded" in a U.S. market, then the weighted average closing bid price for the five immediately preceding trading days, or (ii) if alternative (i) is not available, then the per share purchase price involved in the most recent (from the date of the exercise of this Option) closing of an arm's length, third party private sale or purchase of the common stock of the Company by the Company, Allen C. Harper or Ronald A. Shuffield. Any dispute regarding the determination of the "fair market value" of the

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Company shall be resolved by the Company's independent certified public accountants and their decision shall be final and binding.

          In connection with the granting of the Option, any and all other options, warrants or other agreements to purchase shares of the common stock of the Company held by the Seller and/or any of his affiliates are hereby cancelled and of no further force and effect. Without limiting the generality of the foregoing, those certain First Reserve, Inc. Common Stock Purchase Warrants (to purchase up to 1,000,000 shares of common stock of the Company), dated as of August 31, 1998, issued in the name of VALORSEC Verwaltungs & Treu-Anstalt are hereby cancelled and of no further force and effect.

     4. Closing. The closing of the purchase and sale of the Shares shall occur by courier, e.g., Federal Express or similar delivery service, on or about April 30, 2002, unless the parties mutually agree in writing to another date (the "Closing").

     5. Seller's Representations and Warranties. In order to induce the Purchaser and Company to enter into this Agreement and purchase the Shares, the Seller makes the following representations and warranties to the Purchaser and the Company, which representations and warranties shall be true and correct as of the Closing as well as on the date hereof:

          5.1 All action on the part of the Seller necessary for the authorization, execution, and delivery of this Agreement, the performance of all obligations of the Seller hereunder, and the sale and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms. Neither the Seller's execution and delivery of this Agreement nor its consummation of the transactions contemplated hereby requires the approval or consent of any third party, whether governmental or otherwise.

          5.2 The Seller is the sole legal, record and beneficial owner of the Shares and has the right now and until the Closing to sell the Shares. The Shares are duly and validly issued and authorized, fully paid and non-assessable. Upon the conveyance of the Shares as contemplated hereby, the Company will be vested with legal and valid title to the Shares, free and clear of all liens, pledges, security interests, irrevocable proxies, encumbrances or restrictions of any kind.

          5.3 No representation or warranty of the Seller contained in this Agreement contains or will contain any untrue statement of a material fact nor will such representations, warranties, covenants, or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     6. Purchaser's and Company's Representations and Warranties. In order to induce the Seller to enter into this Agreement and sell the Shares, each of the Purchaser and the Company makes the following representations and warranties to the Seller, which representations and warranties shall be true and correct as of the Closing as well as the date hereof:

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          6.1  All corporate action on the part of the Purchaser and the Company necessary for the authorization, execution, and delivery of this Agreement and the performance of all obligations of the Purchaser and the Company hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes the legal, valid and binding obligation of the Purchaser and the Company, as appropriate, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement by the Purchaser and the Company nor the consummation of the transactions contemplated hereby requires the approval or consent of any third party, whether governmental or otherwise.

          6.2 Neither the execution and delivery of this Agreement by the Purchaser and the Company nor the consummation of the transactions contemplated hereby requires the approval or consent of any third party.

          6.3 No representation or warranty of the Purchaser or the Company contained in this Agreement contains or will contain any untrue statement of a material fact nor will such representations, warranties, covenants, or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     7. Conditions Precedent to the Purchaser's and the Company's Obligations. The obligations of the Purchaser and the Company to consummate the transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing, of all of the following conditions, except such conditions as the Purchaser and the Company may waive in writing:

          7.1 Seller shall have complied in all material respects with all of the agreements and covenants applicable to the Seller contained herein, and all the representations and warranties of the Seller contained herein shall be true at and as of the Closing with the same effect as though made at and as of the Closing.

          7.2 All action (including notifications and filings) that shall be required to be taken by the Seller in order to consummate the transactions contemplated hereby shall have been taken and all consents, approvals, authorizations and exemptions from third parties that shall be required in order to enable the Seller to consummate the transactions contemplated hereby shall have been duly obtained.

          7.3 No order of any court or governmental or regulatory authority or body which restrains or prohibits the transactions contemplated hereby shall be in effect on the Closing and no suit or investigation by any government agency to enjoin the transactions contemplated hereby or seek damages or other relief as a result thereof shall be pending or threatened as of the Closing.

          7.4 On or prior to the Closing, Thierry Manni shall resign as a director of the Company.

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     8.   Conditions Precedent to the Seller's Obligations. The obligations of the Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, except such conditions as the Seller may waive in writing:

          8.1 Each of the Purchaser and the Company shall have complied in all material respects with all of the agreements applicable to such parties contained herein, and all of the representations and warranties of each of the Purchaser and the Company contained herein shall be true in all material respects at and as of the Closing with the same effect as though made at and as of the Closing.

          8.2 All action (including notifications and filings) that shall be required to be taken by either the Purchaser or the Company in order to consummate the transactions contemplated hereby shall have been taken and all consents, approvals, authorizations and exemptions from third parties that shall be required in order to enable the Purchaser and the Company to consummate the transactions contemplated hereby shall have been duly obtained.

          8.3 No order of any court or governmental or regulatory authority or body which restrains or prohibits the transactions contemplated hereby shall be in effect on the Closing and no suit or investigation by any government agency to enjoin the transactions contemplated hereby or seek damages or other relief as a result thereof shall be pending or threatened in writing as of the Closing.

     9.   Survival of Representations and Warranties; Indemnification

          9.1 The representations, warranties, covenants and agreements contained herein to be performed or complied with after the Closing shall survive without limitation as to time, unless the covenant or agreement specifies a term, in which case such covenant or agreement shall survive until the expiration of such specified term.

          9.2 From and after the Closing, each party shall indemnify, defend and hold harmless the other (the party seeking indemnification being referred to as the "Indemnified Party") from, against and in respect of any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel (whether at the pre-trial, trial or appellate levels) which the Indemnified Party shall suffer, sustain or become subject to by virtue of or which arises our of, or results from the breach of any representation, warranty, covenant or agreement, set forth in this Agreement or contained in any instrument or certificate delivered pursuant hereto. To the extent incurred prior to a settlement or conclusion of any litigation arising hereunder, such reasonable costs and fees shall be paid by the Indemnifying Party as incurred by the Indemnified Party.

          9.3 The Indemnified Party shall promptly notify the party against whom indemnification is sought (the "Indemnifying Party") in writing of any claim for indemnification, specifying in detail the basis of such claim, the facts pertaining thereto and, if known, the amount, or an estimate of the amount, of the liability arising therefrom. The Indemnified Party

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shall provide to the Indemnifying Party as promptly as practicable thereafter all information and documentation necessary to support and verify the claim asserted and the Indemnifying Party shall be given reasonable access to all books and records in the possession or control of the Indemnified Party or any of its affiliates which the Indemnifying Party reasonably determines to be related to such claim.

     10. Expenses. Except as otherwise provided herein, each of the parties will bear their own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

     11. Notices. Any notices, requests, demands and other communications required or permitted to be given hereunder must be in writing and will be deemed to have been duly given when personally delivered or facsimile transmitted, or three days after deposit in the United States mail, by certified mail, postage prepaid, return receipt requested, as follows:

          If to the Purchaser or the Company:

               c/o First Reserve, Inc.
               1360 S. Dixie Highway
               Coral Gables, Florida
               Attention: Allen C. Harper

                 -- with a copy to --

               Adorno & Zeder, P.A.
               2601 South Bayshore Drive, Suite 1600
               Miami, Florida 33133
               Attention: Dennis J. Olle

          If to the Seller:

               Charles Manni
               Mecaplast Company
               4-6 BLOC C
               Avenue Prince Hereditaire Albert
               MC 98000
               Monaco

or to such other addresses or facsimile numbers as either party hereto may from time to time give notice of (complying as to delivery with the terms of this Section) to the other.

     12. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersede all prior agreements, understandings, negotiations and discussions, both written and oral, between the parties hereto with respect to the sale of the Shares to the Company.

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     13.  Benefits; Binding Effect; Assignment. This Agreement is for the
benefit of and binding upon the parties hereto, their respective successors and, where applicable, assigns. Neither party may assign this Agreement or any of its rights, interests or obligations hereunder without the prior approval of the other party.

     14. Waiver. No waiver of any of the provisions of this Agreement will be deemed to constitute or will constitute a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

     15. No Third Party Beneficiary. Unless otherwise expressed in this Agreement, nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any person or entity other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     16. Section Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

     17. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which will be deemed to be one and the same instrument.

     18. Disputes. All claims, disputes and other matters in question between the parties to this Agreement, arising out of or relating to this Agreement or the breach thereof, shall be filed and heard only in the state and federal courts of Florida sitting in Miami-Dade County. In the event of such litigation, the prevailing party shall be entitled to an award of attorneys' fees and costs (including pre-trial, trial or appellate level costs).

     19. Remedies Cumulative. No remedy made available by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy is cumulative and is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

     20. Equitable Remedies. The Seller acknowledges and agrees that Company will not have an adequate remedy at law in the event of any breach by the Seller of this Agreement and that, therefore, Company shall be entitled, in addition to any other remedies which may be available to it, to injunctive and/or other equitable relief to prevent or remedy a breach.

     21. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

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     22.  Further Documentation. The parties shall execute and deliver any other instruments or documents and take any further actions after the execution of this Agreement, which may be reasonably required for the implementation of this Agreement and the transactions contemplated hereby.

     23. Governing Law. This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of Florida.



                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                                        PURCHASER:

                                        ESSLINGER-WOOTEN-MAXWELL, INC.



                                        By:   /s/ Allen C. Harper
                                              Allen C. Harper
                                              Chief Executive Officer


                                        COMPANY:

                                        FIRST RESERVE, INC.



                                        By:   /s/ Allen C. Harper
                                              Allen C. Harper
                                              Chief Executive Officer


                                        SELLER:



                                              /s/ Charles Manni
                                              Charles Manni

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